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                                                                   EXHIBIT 10.32

                         INTERNATIONAL COAL GROUP, INC.
                   2005 EQUITY AND PERFORMANCE INCENTIVE PLAN
                           RESTRICTED SHARE AGREEMENT

Name of Grantee:         ______________

Date of Grant:           ______________

Number of
Restricted Shares:       ______________

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer, and Grantee has also executed this Agreement in duplicate, as of the day and year first above written.

                                              INTERNATIONAL COAL GROUP, INC.

                                              __________________________________
                                              Name:  ___________________________
                                              Title:____________________________

                                              __________________________________
                                              Grantee: _________________________

THIS AGREEMENT SHALL BE VOID IF IT HAS NOT BEEN EXECUTED AND RETURNED TO THE COMPANY WITHIN 30 DAYS AFTER THE DATE OF GRANT.

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS RESTRICTED SHARE AGREEMENT AND THE SECURITIES UNDERLYING THIS RESTRICTED SHARE AGREEMENT MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNLESS SUCH SALE, PLEDGE, HYPOTHECATION, TRANSFER, OR OTHER DISPOSITION SHALL HAVE BEEN REGISTERED UNDER SAID ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR UNTIL THE COMPANY SHALL HAVE RECEIVED A LEGAL OPINION SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY, THAT SUCH SECURITIES MAY BE LEGALLY SOLD OR OTHERWISE TRANSFERRED WITHOUT SUCH REGISTRATION AND COMPLIANCE.

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                         INTERNATIONAL COAL GROUP, INC.
                   2005 EQUITY AND PERFORMANCE INCENTIVE PLAN
                           RESTRICTED SHARE AGREEMENT

      This AGREEMENT (the "Agreement") is made as of the date of grant on the cover page hereof (the "Date of Grant") by and between International Coal Group, Inc., a Delaware corporation (the "Company"), and the individual named on the cover page hereto (the "Grantee").

      1. GRANT OF RESTRICTED SHARES. Subject to and upon the terms, conditions, and restrictions set forth in this Agreement and in the Company's 2005 Equity and Performance Incentive Plan (the "Plan"), the Company hereby grants to the Grantee as of the Date of Grant the right to receive the number of shares of the Company's Common Stock, $0.0001 par value per share, shown on the cover page hereof (the "Common Shares").

      2. RIGHTS OF GRANTEE. The Common Shares subject to this grant shall be fully paid and nonassessable and shall be represented by a certificate or certificates registered in Grantee's name and endorsed with an appropriate legend referring to the restrictions hereinafter set forth. Grantee shall have all the rights of a shareholder with respect to such shares, including the right to vote the shares and receive all dividends paid thereon, provided that such shares, and any additional shares that Grantee may become entitled to receive by virtue of a share dividend, a merger or reorganization in which the Company is the surviving corporation or any other change in the capital structure of the Company, shall be subject to the restrictions hereinafter set forth.

      3. RESTRICTIONS ON TRANSFER OF COMMON SHARES. The Common Shares subject to this grant may not be assigned, exchanged, pledged, sold, transferred or otherwise disposed of by Grantee, except to the Company, until the Common Shares have become nonforfeitable in accordance with Section 4; provided, however, that Grantee's rights with respect to such Common Shares may be transferred by will or pursuant to the laws of descent and distribution. Any purported transfer in violation of the provisions of this Section 3 shall be null and void, and the purported transferee shall obtain no rights with respect to such shares.

      4. VESTING OF COMMON SHARES.

            (a) Subject to the terms and conditions of Sections 4(b), 4(c) and 5 hereof, Grantee's right to receive the Common Shares covered by this Agreement shall become nonforfeitable to the extent of one-fourth of the Common Shares covered by this agreement as of the Date of Grant, and an additional one-fourth thereof shall become nonforfeitable on each of the first three anniversaries of the Date of Grant if the Grantee shall have been in the continuous employ of the Company or a Subsidiary through such anniversary. For purposes of this agreement, the continuous employment of Grantee with the Company or a Subsidiary shall not be deemed to have been interrupted, and Grantee shall not be deemed to have ceased to be an employee of the Company or a Subsidiary, by reason of the transfer of his employment among the Company and its Subsidiaries.

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            (b) Notwithstanding the provisions of Section 4(a) hereof, Grantee's right to receive the Common Shares covered by this agreement shall become nonforfeitable if Grantee should die or become permanently disabled while in the employ of the Company or any Subsidiary. For purposes of this agreement, "permanently disabled" shall mean that Grantee has qualified for disability benefits under a disability plan or program of the Company or, in the absence of a disability plan or program of the Company, under a government-sponsored disability program.

            (c) Notwithstanding the provisions of Section 4(a) hereof, Grantee's right to receive the Common Shares covered by this agreement shall become nonforfeitable upon any Change in Control (as defined in the Plan) that shall occur while Grantee is an employee of the Company or a Subsidiary.

      5. FORFEITURE OF AWARDS. Grantee's right to receive the Common Shares covered by this agreement that are then forfeitable shall be forfeited automatically and without further notice on the date that Grantee ceases to be an employee of the Company or a Subsidiary prior to the fourth anniversary of the Date of Grant for any reason other than as described in Section 4(b).

      6. RETENTION OF CERTIFICATES. During the period in which the restrictions on transfer and risk of forfeiture provided in Sections 4 and 5 above are in effect, the certificates representing the Common Shares covered by this grant shall be retained by the Company, together with the accompanying stock power signed by Grantee and endorsed in blank.

      7. TAX OFFSET CASH PAYMENT. The Company will pay Grantee a tax "gross-up" payment such that Grantee will be made whole for the federal and state and employment tax impact of the vesting of the Common Shares covered by this Agreement and the gross-up payment contemplated herein.

      8. COMPLIANCE WITH LAW. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of this agreement, the Company shall not be obligated to issue any of the Common Shares covered by this agreement if the issuance thereof would result in violation of any such law.

      9. NO EMPLOYMENT CONTRACT. Nothing contained in this Agreement shall confer upon the Grantee any right with respect to continuance of employment by the Company, nor limit or affect in any manner the right of the Company to terminate the employment or adjust the compensation of the Grantee.

      10. LOCK-UP AGREEMENT. The Grantee agrees that, if requested by the Company in connection with an initial public offering, the Grantee will not sell, offer for sale, or otherwise dispose of the Common Shares for such period of time as is determined by the Board, provided that at least of the majority of the Company's directors and officers who hold Common Shares at such time are similarly bound.

      11. SEVERABILITY. In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so

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invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

      12. RELATION TO PLAN. This Agreement is subject to the terms and conditions of the Plan. In the event of any inconsistency between the provisions of this Agreement and the Plan, the Plan shall govern. Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan. The Board acting pursuant to the Plan, as constituted from time to time, shall, except as expressly provided otherwise herein, have the right to determine any questions which arise in connection with this grant of Common Shares. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of the Grantee under this Agreement without the Grantee's consent.

      13. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives, and assigns of the Grantee, and the successors and assigns of the Company.

      14. GOVERNING LAW. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Delaware.

      15. NOTICES. Any notice to the Company provided for herein shall be in writing to the Company, marked Attention: President, and any notice to the Grantee shall be addressed to the Grantee at his or her address on file with the Company. Any written notice required to be given to the Company shall be deemed to be duly given only when actually received by the Company.

      22. SECURITIES LAWS COMPLIANCE. THE GRANTEE ACKNOWLEDGES THAT THE COMMON SHARES WILL BE HELD BY THE GRANTEE FOR INVESTMENT FOR THE GRANTEE'S OWN ACCOUNT AND NOT WITH A VIEW TO, OR FOR, RESALE, TRANSFER, OR DISTRIBUTION. THE GRANTEE ACKNOWLEDGES THAT THE GRANTEE HAS NO INTENTION OF PARTICIPATING DIRECTLY OR INDIRECTLY IN A DISTRIBUTION OF THE COMMON SHARES.

                                END OF AGREEMENT

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